Genworth

Third Quarter Financial Supplement

September 30, 2023

Exhibit 99.2

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GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Cautionary Note Regarding Forward-Looking Statements

This financial supplement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, as well as risks discussed in the risk factor section of the company’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission on February 28, 2023. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

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GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Dear Investor,

On January 1, 2023, the company adopted new U.S. GAAP accounting guidance that significantly changed the recognition and measurement of long-duration insurance contracts, commonly known as long-duration targeted improvements (LDTI). This accounting guidance impacted the company’s long-term care insurance, life insurance and annuity products and was applied as of January 1, 2021, also known as the transition date. While the new guidance has had a significant impact on U.S. GAAP financial statements and disclosures, it does not impact the cash flows or underlying economics of the business, business strategy, statutory net income (loss), risk-based capital of the company’s U.S. life insurance companies, management of capital or the company’s Enact segment and Corporate and Other.

All prior period information has been re-presented to reflect the adoption of LDTI and is currently unaudited. It is possible that the final audited financial results may differ, perhaps materially, from the information included in this financial supplement. In addition, the unaudited financial results reported in this financial supplement are not indicative of future financial results, although as the company has indicated, it does expect the quarterly volatility of results, particularly in its Long-Term Care Insurance and Life and Annuities segments, to extend to future periods with the adoption of LDTI.

There are some changes related to the implementation of LDTI to highlight for the company’s Long-Term Care Insurance and Life and Annuities segments:

•

Assumptions are best estimate and updated annually in the fourth quarter. Changes in assumptions now flow through the liability remeasurement (gains) losses financial statement line item in the income statement, which contributes significantly to annual income volatility. However, the company will update cash flow assumptions related to the timing and approval amounts of in-force rate actions on a quarterly basis, which could contribute to quarterly income volatility for its Long-Term Care Insurance segment.

•

Assumptions are recorded at a more granular cohort level. Impacts from older less profitable capped cohorts that do not have margin will more heavily influence income statement results than impacts from newer uncapped profitable cohorts that have positive margin.

•

The liability remeasurement (gains) losses financial statement line item in the income statement includes the differences between actual experience and best estimate assumptions on a quarterly basis and can be favorable or unfavorable.

•

Best estimate assumptions for long-term care insurance products now include an estimate for benefit reductions from both in-force rate actions and legal settlements. Similarly, cash payments made to policyholders who elect certain reduced benefit options in connection with long-term care insurance legal settlements, referred to as “settlement payments,” are also included in the liability for future policyholder benefits. Therefore, the impacts from benefit reductions and settlement payments will only impact the income statement on a quarterly basis to the extent that actual experience differs from expectations as mentioned above. There was no change to how the company accounts for premiums related to in-force rate actions, which are recorded to the income statement when they occur.

•

Market risk benefits (primarily variable annuities) are recorded at fair value. The company excludes changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges from adjusted operating income (loss). See page 25 for additional details.

Additional information concerning the company’s long-term care insurance business is included on page 22 of this financial supplement. As disclosed on page 22, in the fourth quarter of 2022, the liability remeasurement gain of $255 million in the company’s long-term care insurance business reflected favorable assumption updates of $303 million, largely from an update to legal settlement elections attributable to the inclusion of a second legal settlement and the resulting expected reserve reduction, net of settlement payments to policyholders. This settlement, comprised of PCS I and PSC II policies, represents approximately 15% of the overall block and impacts older unprofitable capped cohorts. When the company updates its assumptions for its third long-term care insurance legal settlement in the fourth quarter of 2023 for its Choice II policies, which represents approximately 35% of the overall block, any changes would have a muted income statement impact because this settlement impacts profitable uncapped cohorts. As previously disclosed, the company’s blocks with profits or margin have a net premium ratio below 100% and therefore have less impact on liability remeasurement (gains) losses in the income statement.

Page 23 provides further information for investors on the company’s long-term care insurance business and the impact of in-force rate actions, including the legal settlements, on pre-tax statutory earnings.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Brian Johnson, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The company’s President and Chief Executive Officer (Principal Executive Officer), who serves as the chief operating decision maker, evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments.

In the third and fourth quarters of 2022, the company incurred $6 million and $2 million, respectively, of pre-tax pension plan termination costs related to one of its defined benefit pension plans. There were no other infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

Statutory Accounting Data

The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP.

This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage the U.S. life insurance companies with internally generated capital.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Results of Operations and Selected Operating Performance Measures

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances it is appropriate to record the actual effective tax rate for the period if a reliable full year estimate cannot be made. For the three months ended March 31, 2023, June 30, 2023 and September 30, 2023, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other. The company utilized the effective tax rate for the year ended December 31, 2022 in determining the re-presented provision for income taxes for the quarters in 2022.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force, risk in-force and a loss ratio for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. The loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance and helps to enhance the understanding of the operating performance of the Enact segment.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$10,276	$10,321	$10,292	$10,245	$9,892
Total accumulated other comprehensive income (loss)(1)	(2,220)	(2,861)	(2,853)	(2,614)	(2,632)

Total Genworth Financial, Inc.’s stockholders’ equity	$8,056	$7,460	$7,439	$7,631	$7,260

Book value per share	$17.80	$15.98	$15.28	$15.40	$14.44
Book value per share, excluding accumulated other comprehensive income (loss)	$22.70	$22.11	$21.14	$20.68	$19.68
Common shares outstanding as of the balance sheet date	452.7	466.8	486.9	495.4	502.6

	Three months ended
Quarterly Average ROE	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
U.S. GAAP Basis ROE	1.1%	5.3%	4.8%	15.1%	5.5%
Operating ROE(2)	1.6%	3.3%	5.6%	13.4%	6.4%

Basic and Diluted Shares	Three months ended September 30, 2023	Nine months ended September 30, 2023
Weighted-average common shares used in basic earnings per share calculations	460.5	475.3
Potentially dilutive securities:
Stock options, restricted stock units and other equity-based awards	5.5	6.1

Weighted-average common shares used in diluted earnings per share calculations	466.0	481.4

(1)

As of September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, total accumulated other comprehensive income (loss) includes $1,826 million, $(964) million, $(1,628) million, $(403) million and $115 million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

 Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$915	$902	$915	$2,732	$918	$929	$916	$917	$3,680
Net investment income	801	785	787	2,373	787	808	787	764	3,146
Net investment gains (losses)	(43)	39	(11)	(15)	(5)	(58)	19	42	(2)
Policy fees and other income	158	166	163	487	167	169	165	170	671

Total revenues	1,831	1,892	1,854	5,577	1,867	1,848	1,887	1,893	7,495

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,199	1,175	1,176	3,550	1,209	1,159	768	1,167	4,303
Liability remeasurement (gains) losses	116	70	(15)	171	(267)	17	24	(64)	(290)
Changes in fair value of market risk benefits and associated hedges	(24)	(19)	17	(26)	(56)	(27)	20	(41)	(104)
Interest credited	127	126	126	379	125	128	126	125	504
Acquisition and operating expenses, net of deferrals	228	226	240	694	225	245	579	236	1,285
Amortization of deferred acquisition costs and intangibles	65	64	72	201	74	80	84	88	326
Interest expense	30	29	29	88	28	26	26	26	106

Total benefits and expenses	1,741	1,671	1,645	5,057	1,338	1,628	1,627	1,537	6,130

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	90	221	209	520	529	220	260	356	1,365
Provision for income taxes	30	55	55	140	119	54	62	84	319

INCOME FROM CONTINUING OPERATIONS	60	166	154	380	410	166	198	272	1,046
Net income (loss) from discontinued operations, net of taxes(1)	—	2	—	2	(2)	5	(1)	(2)	—

NET INCOME	60	168	154	382	408	171	197	270	1,046
Less: net income from continuing operations attributable to noncontrolling interests	31	31	32	94	27	35	38	30	130
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$29	$137	$122	$288	$381	$136	$159	$240	$916

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$29	$135	$122	$286	$383	$131	$160	$242	$916
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	—	2	—	2	(2)	5	(1)	(2)	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$29	$137	$122	$288	$381	$136	$159	$240	$916

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.06	$0.28	$0.25	$0.60	$0.77	$0.26	$0.32	$0.48	$1.82
Diluted	$0.06	$0.28	$0.24	$0.59	$0.76	$0.26	$0.31	$0.47	$1.79
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.06	$0.29	$0.25	$0.61	$0.77	$0.27	$0.31	$0.47	$1.82
Diluted	$0.06	$0.29	$0.24	$0.60	$0.76	$0.27	$0.31	$0.46	$1.79
Weighted-average common shares outstanding
Basic	460.5	473.2	492.3	475.3	496.5	503.8	508.9	508.3	504.4
Diluted	466.0	478.1	500.1	481.4	502.9	509.3	514.1	517.4	510.9

(1)	Income (loss) from discontinued operations primarily relates to a settlement agreement involving the company’s former lifestyle protection insurance business that was sold on December 1, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$29	$137	$122	$288	$381	$136	$159	$240	$916
Add: net income from continuing operations attributable to noncontrolling interests	31	31	32	94	27	35	38	30	130
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME	60	168	154	382	408	171	197	270	1,046
Less: income (loss) from discontinued operations, net of taxes	—	2	—	2	(2)	5	(1)	(2)	—

INCOME FROM CONTINUING OPERATIONS	60	166	154	380	410	166	198	272	1,046
Less: net income from continuing operations attributable to noncontrolling interests	31	31	32	94	27	35	38	30	130

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	29	135	122	286	383	131	160	242	916

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	43	(41)	11	13	5	58	(19)	(42)	2
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	(26)	(23)	14	(35)	(64)	(32)	8	(54)	(142)
(Gains) losses on early extinguishment of debt	—	—	(1)	(1)	(1)	3	1	3	6
Expenses related to restructuring	—	1	3	4	1	—	1	—	2
Pension plan termination costs	—	—	—	—	2	6	—	—	8
Taxes on adjustments	(4)	13	(5)	4	12	(8)	2	20	26

ADJUSTED OPERATING INCOME	$42	$85	$144	$271	$338	$158	$153	$169	$818

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$134	$146	$143	$423	$120	$156	$167	$135	$578
Long-Term Care Insurance segment	(71)	(43)	23	(91)	204	26	17	73	320
Life and Annuities segment:
Life Insurance	(25)	(17)	(27)	(69)	1	(28)	(37)	(47)	(111)
Fixed Annuities	17	10	14	41	14	15	20	13	62
Variable Annuities	5	9	9	23	8	7	2	4	21

Total Life and Annuities segment	(3)	2	(4)	(5)	23	(6)	(15)	(30)	(28)

Corporate and Other	(18)	(20)	(18)	(56)	(9)	(18)	(16)	(9)	(52)

ADJUSTED OPERATING INCOME	$42	$85	$144	$271	$338	$158	$153	$169	$818

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.06	$0.29	$0.25	$0.61	$0.77	$0.27	$0.31	$0.47	$1.82
Diluted	$0.06	$0.29	$0.24	$0.60	$0.76	$0.27	$0.31	$0.46	$1.79
Adjusted operating income per share
Basic	$0.09	$0.18	$0.29	$0.57	$0.68	$0.31	$0.30	$0.33	$1.62
Diluted	$0.09	$0.18	$0.29	$0.56	$0.67	$0.31	$0.30	$0.33	$1.60
Weighted-average common shares outstanding
Basic	460.5	473.2	492.3	475.3	496.5	503.8	508.9	508.3	504.4
Diluted	466.0	478.1	500.1	481.4	502.9	509.3	514.1	517.4	510.9

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 35 for reconciliation).
(2)	Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 25 for reconciliation).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$43,968	$46,070	$47,381	$46,583	$46,215
Equity securities, at fair value	363	378	364	319	274
Commercial mortgage loans(2)	6,818	6,876	6,915	7,032	7,086
Less: Allowance for credit losses	(25)	(24)	(24)	(22)	(23)

Commercial mortgage loans, net	6,793	6,852	6,891	7,010	7,063
Policy loans	2,233	2,270	2,133	2,139	2,153
Limited partnerships	2,699	2,585	2,456	2,331	2,195
Other invested assets	645	648	617	566	590

Total investments	56,701	58,803	59,842	58,948	58,490
Cash, cash equivalents and restricted cash	1,993	2,173	1,752	1,799	1,561
Accrued investment income	620	553	700	643	616
Deferred acquisition costs	2,042	2,096	2,150	2,211	2,276
Intangible assets	199	201	203	203	209
Reinsurance recoverable	17,623	19,113	19,606	19,059	18,906
Less: Allowance for credit losses	(28)	(64)	(64)	(63)	(64)

Reinsurance recoverable, net	17,595	19,049	19,542	18,996	18,842
Other assets	453	445	478	488	493
Deferred tax asset	1,580	1,954	2,002	1,983	2,092
Market risk benefit assets	39	37	28	26	20
Separate account assets	4,244	4,533	4,479	4,417	4,298

Total assets	$85,466	$89,844	$91,176	$89,714	$88,897

(1)

Amortized cost of $49,855 million, $49,864 million, $50,461 million, $50,834 million and $51,248 million as of September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and allowance for credit losses of $6 million, $4 million and $15 million as of September 30, 2023, June 30, 2023 and March 31, 2023 and $— as of December 31, 2022 and September 30, 2022.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$51,740	$56,443	$57,531	$55,407	$54,553
Policyholder account balances	15,590	15,922	16,202	16,564	16,985
Market risk benefit liabilities	579	666	761	748	832
Liability for policy and contract claims	631	628	665	683	669
Unearned premiums	162	175	189	203	213
Other liabilities	2,038	1,607	1,510	1,687	1,701
Long-term borrowings	1,602	1,601	1,600	1,611	1,622
Separate account liabilities	4,244	4,533	4,479	4,417	4,298
Liabilities related to discontinued operations(1)	2	2	7	8	6

Total liabilities	76,588	81,577	82,944	81,328	80,879

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,877	11,869	11,863	11,869	11,865
Accumulated other comprehensive income (loss):
Change in the discount rate used to measure future policy benefits	1,826	(964)	(1,628)	(403)	115
All other	(4,046)	(1,897)	(1,225)	(2,211)	(2,747)

Total accumulated other comprehensive income (loss)	(2,220)	(2,861)	(2,853)	(2,614)	(2,632)
Retained earnings	1,426	1,398	1,261	1,139	760
Treasury stock, at cost	(3,028)	(2,947)	(2,833)	(2,764)	(2,734)

Total Genworth Financial, Inc.’s stockholders’ equity	8,056	7,460	7,439	7,631	7,260
Noncontrolling interests	822	807	793	755	758

Total equity	8,878	8,267	8,232	8,386	8,018

Total liabilities and equity	$85,466	$89,844	$91,176	$89,714	$88,897

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA and other unrelated liabilities involving the sale of the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,750	$33,890	$18,457	$1,217	$59,314
Deferred acquisition costs and intangible assets	41	917	1,273	10	2,241
Reinsurance recoverable, net	—	6,814	10,781	—	17,595
Deferred tax and other assets	209	1,306	317	201	2,033
Market risk benefit assets	—	—	39	—	39
Separate account assets	—	—	4,244	—	4,244

Total assets	$6,000	$42,927	$35,111	$1,428	$85,466

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$38,928	$12,812	$—	$51,740
Policyholder account balances	—	—	15,590	—	15,590
Market risk benefit liabilities	—	—	579	—	579
Liability for policy and contract claims	501	—	123	7	631
Unearned premiums	162	—	—	—	162
Other liabilities	124	1,175	250	489	2,038
Borrowings	745	—	—	857	1,602
Separate account liabilities	—	—	4,244	—	4,244
Liabilities related to discontinued operations	—	—	—	2	2

Total liabilities	1,532	40,103	33,598	1,355	76,588

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,974	2,690	2,940	672	10,276
Allocated accumulated other comprehensive income (loss)	(328)	134	(1,427)	(599)	(2,220)

Total Genworth Financial, Inc.’s stockholders’ equity	3,646	2,824	1,513	73	8,056
Noncontrolling interests	822	—	—	—	822

Total equity	4,468	2,824	1,513	73	8,878

Total liabilities and equity	$6,000	$42,927	$35,111	$1,428	$85,466

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,675	$35,113	$19,449	$1,292	$61,529
Deferred acquisition costs and intangible assets	39	932	1,317	9	2,297
Reinsurance recoverable, net	—	7,454	11,595	—	19,049
Deferred tax and other assets	208	1,695	237	259	2,399
Market risk benefit assets	—	—	37	—	37
Separate account assets	—	—	4,533	—	4,533

Total assets	$5,922	$45,194	$37,168	$1,560	$89,844

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$42,661	$13,782	$—	$56,443
Policyholder account balances	—	—	15,922	—	15,922
Market risk benefit liabilities	—	—	666	—	666
Liability for policy and contract claims	490	—	131	7	628
Unearned premiums	175	—	—	—	175
Other liabilities	125	751	284	447	1,607
Borrowings	744	—	—	857	1,601
Separate account liabilities	—	—	4,533	—	4,533
Liabilities related to discontinued operations	—	—	—	2	2

Total liabilities	1,534	43,412	35,318	1,313	81,577

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,864	2,784	2,930	743	10,321
Allocated accumulated other comprehensive income (loss)	(283)	(1,002)	(1,080)	(496)	(2,861)

Total Genworth Financial, Inc.’s stockholders’ equity	3,581	1,782	1,850	247	7,460
Noncontrolling interests	807	—	—	—	807

Total equity	4,388	1,782	1,850	247	8,267

Total liabilities and equity	$5,922	$45,194	$37,168	$1,560	$89,844

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Adjusted Operating Income and Sales—Enact Segment

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$243	$239	$235	$717	$233	$235	$238	$234	$940
Net investment income	55	50	46	151	45	39	36	35	155
Net investment gains (losses)	—	(13)	—	(13)	(1)	—	(1)	—	(2)
Policy fees and other income	1	1	—	2	—	1	—	1	2

Total revenues	299	277	281	857	277	275	273	270	1,095

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	(4)	(11)	3	18	(40)	(62)	(10)	(94)
Acquisition and operating expenses, net of deferrals	52	52	52	156	60	55	58	54	227
Amortization of deferred acquisition costs and intangibles	3	2	3	8	2	4	3	3	12
Interest expense	13	13	13	39	14	12	13	13	52

Total benefits and expenses	86	63	57	206	94	31	12	60	197

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	213	214	224	651	183	244	261	210	898
Provision for income taxes	48	46	49	143	39	53	57	45	194

INCOME FROM CONTINUING OPERATIONS	165	168	175	508	144	191	204	165	704
Less: net income from continuing operations attributable to noncontrolling interests	31	31	32	94	27	35	38	30	130

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	134	137	143	414	117	156	166	135	574

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	—	11	—	11	1	—	1	—	2
Expenses related to restructuring	—	—	—	—	3	—	—	—	3
Taxes on adjustments	—	(2)	—	(2)	(1)	—	—	—	(1)

ADJUSTED OPERATING INCOME	$134	$146	$143	$423	$120	$156	$167	$135	$578

SALES:
Primary New Insurance Written (NIW)	$14,391	$15,083	$13,154	$42,628	$15,145	$15,069	$17,448	$18,823	$66,485

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests of $2 million in the second quarter of 2023.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2023						2022
	3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Payment Type
Monthly	$14,099	98%	$14,774	98%	$12,809	97%	$13,745	91%	$14,138	94%	$16,169	93%	$17,071	91%
Single	269	2	281	2	318	3	1,368	9	890	6	1,218	7	1,690	9
Other(1)	23	—	28	—	27	—	32	—	41	—	61	—	62	—

Total Primary	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Origination
Purchase	$14,073	98%	$14,720	98%	$12,761	97%	$14,744	97%	$14,634	97%	$16,802	96%	$17,326	92%
Refinance	318	2	363	2	393	3	401	3	435	3	646	4	1,497	8

Total Primary	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

FICO Scores
Over 760	$6,679	46%	$6,911	46%	$6,004	46%	$6,951	46%	$6,948	46%	$7,981	45%	$8,359	45%
740 - 759	2,438	17	2,608	17	2,268	17	2,709	18	2,554	17	2,916	17	3,085	16
720 - 739	1,928	13	2,097	14	1,817	14	2,226	15	2,106	14	2,530	15	2,515	13
700 - 719	1,422	10	1,499	10	1,296	10	1,489	10	1,531	10	1,917	11	1,952	10
680 - 699	974	7	1,060	7	954	7	1,035	7	1,085	7	1,099	6	1,316	7
660 - 679(2)	592	4	568	4	517	4	478	3	527	3	598	3	931	5
640 - 659	282	2	260	2	229	2	189	1	234	2	297	2	486	3
620 - 639	74	1	76	—	65	—	66	—	79	1	106	1	173	1
<620	2	—	4	—	4	—	2	—	5	—	4	—	6	—

Total Primary	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Loan-To-Value Ratio
95.01% and above	$2,677	18%	$2,692	18%	$2,106	16%	$2,423	16%	$1,741	11%	$2,177	12%	$3,146	17%
90.01% to 95.00%	5,431	38	5,743	38	4,928	38	5,684	37	6,184	41	7,458	43	6,682	35
85.01% to 90.00%	4,568	32	4,753	31	4,390	33	4,971	33	5,094	34	5,207	30	5,620	30
85.00% and below	1,715	12	1,895	13	1,730	13	2,067	14	2,050	14	2,606	15	3,375	18

Total Primary	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Debt-To-Income Ratio
45.01% and above	$4,437	31%	$4,467	30%	$3,538	27%	$4,294	28%	$3,728	25%	$4,067	23%	$4,452	24%
38.01% to 45.00%	4,936	34	5,214	34	4,940	38	5,518	37	5,681	38	6,436	37	6,361	34
38.00% and below	5,018	35	5,402	36	4,676	35	5,333	35	5,660	37	6,945	40	8,010	42

Total Primary	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Other Metrics—Enact Segment

(dollar amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$262,014	$257,816	$252,516		$248,262	$241,813	$237,563	$231,853

Risk In-Force
Primary(2)	$67,056	$65,714	$64,106		$62,791	$61,124	$59,911	$58,295
Pool	70	73	76		79	84	89	97

Total Risk In-Force	$67,126	$65,787	$64,182		$62,870	$61,208	$60,000	$58,392

Expense Ratio(3)	23%	23%	23%	23%	27%	25%	26%	24%	23%

Primary Persistency Rate	84%	84%	85%	84%	86%	82%	80%	76%	85%

Combined Risk To Capital Ratio(4)	11.6:1	11.8:1	12.6:1		12.8:1	12.3:1	12.6:1	12.0:1

EMICO Risk To Capital Ratio(4),(5)	11.6:1	11.9:1	12.7:1		12.9:1	12.3:1	12.6:1	12.1:1

PMIERs Available Assets(6)	$5,268	$5,093	$5,357		$5,206	$5,292	$5,147	$5,222

PMIERs Required Assets(6)	$3,251	$3,135	$3,259		$3,156	$3,043	$3,100	$2,961

Available Assets Above PMIERs Requirements(6)	$2,017	$1,958	$2,098		$2,050	$2,249	$2,047	$2,261

PMIERs Sufficiency Ratio(6)	162%	162%	164%		165%	174%	166%	176%

Average Primary Loan Size (in thousands)	$268	$265	$262		$259	$255	$251	$246

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company’s U.S. mortgage insurance subsidiaries insure.
(2)	Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(5)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. The PMIERs sufficiency ratios for the four quarters of 2022 did not take into consideration the impact of restrictions previously imposed by the government-sponsored enterprises on EMICO.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Loss Metrics—Enact Segment

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$46.8	$46.6	$46.9		$48.7	$42.2	$50.1	$51.6
Average Reserve Per Primary Delinquency (in thousands)(2)	$23.9	$25.0	$24.8		$24.0	$25.2	$27.0	$26.2

Reserves:
Direct primary case	$460	$452	$462		$479	$476	$526	$591
All other(3)	41	38	40		40	34	33	34

Total Reserves	$501	$490	$502		$519	$510	$559	$625

Beginning Reserves	$490	$502	$519	$519	$510	$559	$625	$641	$641
Paid claims	(7)	(8)	(6)	(21)	(9)	(9)	(4)	(6)	(28)
Increase (decrease) in reserves	18	(4)	(11)	3	18	(40)	(62)	(10)	(94)

Ending Reserves	$501	$490	$502	$501	$519	$510	$559	$625	$519

Loss Ratio(4)	7%	(2)%	(5)%	—%	8%	(17)%	(26)%	(4)%	(10)%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the third and fourth quarters of 2022 includes payments in relation to agreements on non-performing loans.
(2)	Direct primary case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	977,832	973,280	965,544		960,306	949,052	946,891	941,689
Primary delinquent loans	19,241	18,065	18,633		19,943	18,856	19,513	22,571
Primary delinquency rate	1.97%	1.86%	1.93%		2.08%	1.99%	2.06%	2.40%

Beginning Number of Primary Delinquencies	18,065	18,633	19,943	19,943	18,856	19,513	22,571	24,820	24,820
New delinquencies	11,107	9,205	9,599	29,911	10,304	9,121	7,847	8,724	35,996
Delinquency cures	(9,778)	(9,609)	(10,771)	(30,158)	(9,024)	(9,588)	(10,806)	(10,860)	(40,278)
Paid claims	(147)	(156)	(126)	(429)	(190)	(187)	(90)	(107)	(574)
Rescissions and claim denials	(6)	(8)	(12)	(26)	(3)	(3)	(9)	(6)	(21)

Ending Number of Primary Delinquencies	19,241	18,065	18,633	19,241	19,943	18,856	19,513	22,571	19,943

Composition of Cures
Reported delinquent and cured-intraquarter	1,877	1,661	2,016		1,489	1,598	1,306	1,581
Number of missed payments delinquent prior to cure:
3 payments or less	4,792	4,516	5,238		4,179	3,719	4,037	3,902
4 - 11 payments	2,265	2,448	2,431		2,001	2,279	2,484	2,315
12 payments or more	844	984	1,086		1,355	1,992	2,979	3,062

Total	9,778	9,609	10,771		9,024	9,588	10,806	10,860

Primary Delinquencies by Missed Payment Status
3 payments or less	9,398	8,162	7,876		8,920	7,446	6,442	6,837
4 - 11 payments	6,381	6,229	6,714		6,466	6,119	6,372	6,875
12 payments or more	3,462	3,674	4,043		4,557	5,291	6,699	8,859

Primary Delinquencies	19,241	18,065	18,633		19,943	18,856	19,513	22,571

	September 30, 2023
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$80	$568	14%
4 - 11 payments in default	192	426	45%
12 payments or more in default	188	201	94%

Total	$460	$1,195	38%

	December 31, 2022
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$69	$509	14%
4 - 11 payments in default	166	390	43%
12 payments or more in default	244	248	98%

Total	$479	$1,147	42%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	September 30, 2023
Policy Year	% of Direct Primary Case Reserves(1)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	20%	$5,859	2%	$1,510	2%	8.67%
2009-2015	5	3,819	1	1,004	2	4.20%
2016	4	4,948	2	1,327	2	3.07%
2017	6	5,582	2	1,471	2	3.62%
2018	6	5,993	2	1,535	2	4.18%
2019	9	14,372	6	3,676	5	2.58%
2020	15	46,881	18	12,228	18	1.53%
2021	21	73,141	28	18,524	28	1.48%
2022	13	60,258	23	15,129	23	1.28%
2023	1	41,161	16	10,652	16	0.25%

Total	100%	$262,014	100%	$67,056	100%	1.97%

	September 30, 2023		December 31, 2022		September 30, 2022
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$12,595	19%	$11,136	18%	$10,809	18%
90.01% to 95.00%	31,696	47	30,079	48	29,379	48
85.01% to 90.00%	18,945	28	17,621	28	17,019	28
85.00% and below	3,820	6	3,955	6	3,917	6

Total	$67,056	100%	$62,791	100%	$61,124	100%

	September 30, 2023		December 31, 2022		September 30, 2022
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$28,014	42%	$25,807	41%	$24,965	41%
740 - 759	11,009	17	10,154	16	9,808	16
720 - 739	9,553	14	8,931	14	8,656	14
700 - 719	7,615	12	7,317	12	7,200	12
680 - 699	5,582	8	5,428	9	5,356	9
660 - 679(2)	2,901	4	2,767	5	2,739	4
640 - 659	1,569	2	1,540	2	1,541	3
620 - 639	647	1	665	1	672	1
<620	166	—	182	—	187	—

Total	$67,056	100%	$62,791	100%	$61,124	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q(1)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$621	$611	$616	$1,848	$639	$637	$617	$607	$2,500
Net investment income	482	470	473	1,425	470	497	486	447	1,900
Net investment gains (losses)	(21)	62	9	50	20	(47)	5	41	19

Total revenues	1,082	1,143	1,098	3,323	1,129	1,087	1,108	1,095	4,419

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	953	941	944	2,838	965	956	942	925	3,788
Liability remeasurement (gains) losses	104	61	(32)	133	(255)	3	23	(88)	(317)
Acquisition and operating expenses, net of deferrals	109	108	119	336	100	122	95	96	413
Amortization of deferred acquisition costs and intangibles	17	18	18	53	18	19	18	19	74

Total benefits and expenses	1,183	1,128	1,049	3,360	828	1,100	1,078	952	3,958

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(101)	15	49	(37)	301	(13)	30	143	461
Provision (benefit) for income taxes	(13)	10	18	15	79	(1)	9	38	125

INCOME (LOSS) FROM CONTINUING OPERATIONS	(88)	5	31	(52)	222	(12)	21	105	336
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	21	(62)	(9)	(50)	(20)	47	(5)	(41)	(19)
Expenses related to restructuring	—	1	(1)	—	(2)	—	1	—	(1)
Taxes on adjustments	(4)	13	2	11	4	(9)	—	9	4

ADJUSTED OPERATING INCOME (LOSS)	$(71)	$(43)	$23	$(91)	$204	$26	$17	$73	$320

Liability remeasurement (gains) losses:
Cash flow assumption updates	$(6)	$(24)	$21	$(9)	$(303)	$(10)	$(20)	$(2)	$(335)
Actual to expected experience	110	85	(53)	142	48	13	43	(86)	18

Total	$104	$61	$(32)	$133	$(255)	$3	$23	$(88)	$(317)

Ratio of the liability remeasurement (gains) losses to beginning reserves(2)	0.25%	0.15%	(0.08)%	0.32%	(0.62)%	—%	0.06%	(0.22)%	(0.78)%

(1)

In the fourth quarter of 2022, the liability remeasurement gain of $255 million in the company’s long-term care insurance business reflected favorable assumption updates of $303 million, largely from an update to legal settlement elections attributable to the inclusion of a second legal settlement and the resulting expected reserve reduction. This settlement, comprised of PCS I and PCS II policies, represents approximately 15% of the overall block and impacts older unprofitable capped cohorts. While a favorable assumption impact was recognized in the fourth quarter of 2022, differences between actual experience and expectations will flow through earnings in subsequent periods. The company’s long-term care insurance business also updated its interest rate assumptions to reflect the impact of the higher interest rate environment.

(2)

The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the original discount rate as of each applicable quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Impact of in-force rate actions on pre-tax statutory earnings(1)
Premiums, premium tax, commissions and other expenses, net(2)	$231	$224	$219	$674	$224	$220	$207	$192	$843
Reserve changes(2)	99	104	94	297	124	120	113	132	489

Settlement impacts - reserve changes	169	97	93	359	78	9	19	148	254
Settlement impacts - litigation expenses and settlement payments	(102)	(54)	(56)	(212)	(45)	(10)	(6)	(43)	(104)

Settlement impacts, net	67	43	37	147	33	(1)	13	105	150

Statutory earnings from in-force rate actions	$397	$371	$350	$1,118	$381	$339	$333	$429	$1,482

(1)	Includes all implemented in-force rate actions since 2012.
(2)

Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates.

Life and Annuities Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Adjusted Operating Income (Loss)—Life and Annuities Segment

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$48	$50	$62	$160	$45	$55	$60	$74	$234
Net investment income	261	261	264	786	268	271	265	279	1,083
Net investment gains (losses)	(18)	(7)	(10)	(35)	(3)	(15)	—	14	(4)
Policy fees and other income	158	165	163	486	167	169	164	169	669

Total revenues	449	469	479	1,397	477	480	489	536	1,982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	229	240	246	715	226	247	(108)	255	620
Liability remeasurement (gains) losses	12	9	17	38	(12)	14	1	24	27
Changes in fair value of market risk benefits and associated hedges	(24)	(19)	17	(26)	(56)	(27)	20	(41)	(104)
Interest credited	127	126	126	379	125	128	126	125	504
Acquisition and operating expenses, net of deferrals	54	51	53	158	54	57	416	77	604
Amortization of deferred acquisition costs and intangibles	45	44	51	140	54	57	63	66	240

Total benefits and expenses	443	451	510	1,404	391	476	518	506	1,891

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	6	18	(31)	(7)	86	4	(29)	30	91
Provision (benefit) for income taxes	1	3	(7)	(3)	17	—	(7)	6	16

INCOME (LOSS) FROM CONTINUING OPERATIONS	5	15	(24)	(4)	69	4	(22)	24	75

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	18	7	10	35	3	15	—	(14)	4
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(26)	(23)	14	(35)	(64)	(32)	8	(54)	(142)
Expenses related to restructuring	—	—	—	—	(1)	—	—	—	(1)
Pension plan termination costs	—	—	—	—	2	6	—	—	8
Taxes on adjustments	—	3	(4)	(1)	14	1	(1)	14	28

ADJUSTED OPERATING INCOME (LOSS)	$(3)	$2	$(4)	$(5)	$23	$(6)	$(15)	$(30)	$(28)

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(24)	$(19)	$17	$(26)	$(56)	$(27)	$20	$(41)	$(104)
Adjustment for changes in reserves, attributed fees and benefit payments	(2)	(4)	(3)	(9)	(8)	(5)	(12)	(13)	(38)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(26)	$(23)	$14	$(35)	$(64)	$(32)	$8	$(54)	$(142)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Adjusted Operating Income (Loss)—Life and Annuities Segment—Life Insurance

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$48	$50	$62	$160	$45	$55	$60	$74	$234
Net investment income	169	165	164	498	167	166	164	164	661
Net investment gains (losses)	—	(1)	(2)	(3)	1	(7)	2	9	5
Policy fees and other income	130	136	134	400	138	138	133	134	543

Total revenues	347	350	358	1,055	351	352	359	381	1,443

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	184	197	199	580	181	197	217	203	798
Liability remeasurement (gains) losses	22	7	18	47	(10)	16	4	22	32
Interest credited	99	98	98	295	97	98	96	94	385
Acquisition and operating expenses, net of deferrals	36	34	36	106	39	40	32	56	167
Amortization of deferred acquisition costs and intangibles	38	36	44	118	45	49	55	57	206

Total benefits and expenses	379	372	395	1,146	352	400	404	432	1,588

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(32)	(22)	(37)	(91)	(1)	(48)	(45)	(51)	(145)
Benefit for income taxes	(7)	(5)	(8)	(20)	(1)	(10)	(10)	(11)	(32)

LOSS FROM CONTINUING OPERATIONS	(25)	(17)	(29)	(71)	—	(38)	(35)	(40)	(113)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	1	2	3	(1)	7	(2)	(9)	(5)
Expenses related to restructuring	—	—	—	—	(1)	—	—	—	(1)
Pension plan termination costs	—	—	—	—	2	6	—	—	8
Taxes on adjustments	—	(1)	—	(1)	1	(3)	—	2	—

ADJUSTED OPERATING INCOME (LOSS)	$(25)	$(17)	$(27)	$(69)	$1	$(28)	$(37)	$(47)	$(111)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$85	$87	$91	$263	$93	$96	$93	$108	$390
Net investment gains (losses)	(18)	(5)	(8)	(31)	(4)	(7)	(2)	5	(8)
Policy fees and other income	1	2	2	5	1	2	2	2	7

Total revenues	68	84	85	237	90	91	93	115	389

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	36	35	39	110	37	42	(332)	46	(207)
Liability remeasurement (gains) losses	(10)	2	(1)	(9)	(2)	(2)	(3)	2	(5)
Changes in fair value of market risk benefits and associated hedges	(18)	(4)	8	(14)	—	(15)	(12)	(13)	(40)
Interest credited	26	27	27	80	27	28	29	30	114
Acquisition and operating expenses, net of deferrals(1)	9	7	8	24	7	7	372	9	395
Amortization of deferred acquisition costs and intangibles	3	4	3	10	4	4	4	4	16

Total benefits and expenses	46	71	84	201	73	64	58	78	273

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	22	13	1	36	17	27	35	37	116
Provision for income taxes	5	3	—	8	4	6	7	8	25

INCOME FROM CONTINUING OPERATIONS	17	10	1	28	13	21	28	29	91

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	18	5	8	31	4	7	2	(5)	8
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	(18)	(5)	8	(15)	(3)	(14)	(13)	(15)	(45)
Taxes on adjustments	—	—	(3)	(3)	—	1	3	4	8

ADJUSTED OPERATING INCOME	$17	$10	$14	$41	$14	$15	$20	$13	$62

(1)  In the second quarter of 2022, the recapture of certain single premium immediate annuity contracts by a third party reduced benefits and other changes in policy reserves by $372 million and increased acquisition and operating expenses, net of deferrals, by $365 million.

(2)  Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

Changes in fair value of market risk benefits and associated hedges	$(18)	$(4)	$8	$(14)	$—	$(15)	$(12)	$(13)	$(40)
Adjustment for changes in reserves, attributed fees and benefit payments	—	(1)	—	(1)	(3)	1	(1)	(2)	(5)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(18)	$(5)	$8	$(15)	$(3)	$(14)	$(13)	$(15)	$(45)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$7	$9	$9	$25	$8	$9	$8	$7	$32
Net investment gains (losses)	—	(1)	—	(1)	—	(1)	—	—	(1)
Policy fees and other income	27	27	27	81	28	29	29	33	119

Total revenues	34	35	36	105	36	37	37	40	150

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	8	8	25	8	8	7	6	29
Changes in fair value of market risk benefits and associated hedges	(6)	(15)	9	(12)	(56)	(12)	32	(28)	(64)
Interest credited	2	1	1	4	1	2	1	1	5
Acquisition and operating expenses, net of deferrals	9	10	9	28	8	10	12	12	42
Amortization of deferred acquisition costs and intangibles	4	4	4	12	5	4	4	5	18

Total benefits and expenses	18	8	31	57	(34)	12	56	(4)	30

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16	27	5	48	70	25	(19)	44	120
Provision (benefit) for income taxes	3	5	1	9	14	4	(4)	9	23

INCOME (LOSS) FROM CONTINUING OPERATIONS	13	22	4	39	56	21	(15)	35	97

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	1	—	1	—	1	—	—	1
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(8)	(18)	6	(20)	(61)	(18)	21	(39)	(97)
Taxes on adjustments	—	4	(1)	3	13	3	(4)	8	20

ADJUSTED OPERATING INCOME	$5	$9	$9	$23	$8	$7	$2	$4	$21

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(6)	$(15)	$9	$(12)	$(56)	$(12)	$32	$(28)	$(64)
Adjustment for changes in reserves, attributed fees and benefit payments	(2)	(3)	(3)	(8)	(5)	(6)	(11)	(11)	(33)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(8)	$(18)	$6	$(20)	$(61)	$(18)	$21	$(39)	$(97)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$3	$2	$2	$7	$1	$2	$1	$2	$6
Net investment income	3	4	4	11	4	1	—	3	8
Net investment gains (losses)	(4)	(3)	(10)	(17)	(21)	4	15	(13)	(15)
Policy fees and other income	(1)	—	—	(1)	—	(1)	1	—	—

Total revenues	1	3	(4)	—	(16)	6	17	(8)	(1)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(1)	(2)	(3)	(6)	—	(4)	(4)	(3)	(11)
Acquisition and operating expenses, net of deferrals	13	15	16	44	11	11	10	9	41
Interest expense	17	16	16	49	14	14	13	13	54

Total benefits and expenses	29	29	29	87	25	21	19	19	84

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(28)	(26)	(33)	(87)	(41)	(15)	(2)	(27)	(85)
Provision (benefit) for income taxes	(6)	(4)	(5)	(15)	(16)	2	3	(5)	(16)

LOSS FROM CONTINUING OPERATIONS	(22)	(22)	(28)	(72)	(25)	(17)	(5)	(22)	(69)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	4	3	10	17	21	(4)	(15)	13	15
(Gains) losses on early extinguishment of debt	—	—	(1)	(1)	(1)	3	1	3	6
Expenses related to restructuring	—	—	4	4	1	—	—	—	1
Taxes on adjustments	—	(1)	(3)	(4)	(5)	—	3	(3)	(5)

ADJUSTED OPERATING LOSS	$(18)	$(20)	$(18)	$(56)	$(9)	$(18)	$(16)	$(9)	$(52)

(1)	Includes inter-segment eliminations and the results of other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Investments Summary

(amounts in millions)

		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$25,148	42%	$26,413	43%	$26,894	44%	$26,047	43%	$25,550	43%
	Private fixed maturity securities	10,432	17	10,808	18	11,182	18	11,126	19	10,997	18
	Residential mortgage-backed securities(1)	891	2	935	1	986	2	995	2	1,069	2
	Commercial mortgage-backed securities	1,495	3	1,674	3	1,814	3	1,900	3	1,980	3
	Other asset-backed securities	2,163	4	2,164	4	2,113	3	2,117	3	2,139	4
	State and political subdivisions	2,164	4	2,343	4	2,403	4	2,399	4	2,532	4
	Non-investment grade fixed maturity securities	1,675	3	1,733	3	1,989	3	1,999	3	1,948	3
	Equity securities:
	Common stocks and mutual funds	316	1	326	1	306	1	258	1	204	—
	Preferred stocks	47	—	52	—	58	—	61	—	70	—
	Commercial mortgage loans, net	6,793	11	6,852	11	6,891	11	7,010	11	7,063	11
	Policy loans	2,233	4	2,270	4	2,133	3	2,139	3	2,153	4
	Limited partnerships	2,699	5	2,585	4	2,456	4	2,331	4	2,195	4
	Cash, cash equivalents, restricted cash and short-term investments	2,023	3	2,196	3	1,759	3	1,802	3	1,563	3
Other invested assets:	Derivatives:	12	—	30	—	42	—	24	—	25	—
	Interest rate swaps
	Foreign currency swaps	15	—	16	—	17	—	20	—	32	—
	Equity index options	11	—	15	—	10	—	6	—	38	—
	Other	577	1	564	1	541	1	513	1	493	1

	Total invested assets and cash	$58,694	100%	$60,976	100%	$61,594	100%	$60,747	100%	$60,051	100%

	Public Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$2,533	8%	$5,936	19%	$6,112	19%	$6,067	19%	$6,174	20%
	AA	5,650	19	2,896	9	2,872	9	2,859	9	2,958	9
	A	8,359	28	8,597	27	8,699	27	8,398	27	8,278	26
	BBB	12,923	43	13,649	43	14,056	43	13,623	43	13,322	43
	BB	519	2	564	2	786	2	776	2	780	2
	B	20	—	23	—	41	—	34	—	33	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$30,004	100%	$31,665	100%	$32,566	100%	$31,757	100%	$31,545	100%

	Private Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$867	6%	$863	6%	$860	6%	$825	6%	$830	6%
	AA	1,352	10	1,416	10	1,422	10	1,421	10	1,407	10
	A	3,960	28	4,135	29	4,217	28	4,170	28	4,059	28
	BBB	6,649	48	6,845	47	7,154	48	7,221	48	7,239	48
	BB	993	7	1,016	7	1,012	7	1,076	7	1,028	7
	B	121	1	122	1	150	1	113	1	107	1
	CCC and lower	7	—	8	—	—	—	—	—	—	—
	Not rated	15	—	—	—	—	—	—	—	—	—

	Total private fixed maturity securities	$13,964	100%	$14,405	100%	$14,815	100%	$14,826	100%	$14,670	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,112	7%	$3,389	7%	$3,441	7%	$3,341	7%	$3,307	7%
State and political subdivisions	2,164	5	2,343	5	2,403	5	2,399	5	2,532	6
Foreign government	583	1	625	1	630	1	645	1	622	1
U.S. corporate	25,956	60	27,043	59	27,872	59	27,119	59	26,562	58
Foreign corporate	7,554	17	7,838	17	8,059	17	8,010	17	7,947	17
Residential mortgage-backed securities	891	2	934	2	985	2	995	2	1,069	2
Commercial mortgage-backed securities	1,503	3	1,690	4	1,831	4	1,908	4	1,989	4
Other asset-backed securities	2,205	5	2,208	5	2,160	5	2,166	5	2,187	5

Total fixed maturity securities	$43,968	100%	$46,070	100%	$47,381	100%	$46,583	100%	$46,215	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$8,541	26%	$8,871	26%	$9,149	26%	$8,986	26%	$8,858	26%
Utilities	4,503	13	4,653	14	4,788	13	4,591	13	4,476	13
Energy	2,967	9	3,022	9	2,882	8	2,813	8	2,790	8
Consumer - non-cyclical	4,573	14	4,863	14	4,998	14	4,872	14	4,782	14
Consumer - cyclical	1,497	4	1,558	4	1,602	4	1,594	5	1,557	5
Capital goods	2,406	7	2,490	7	2,554	7	2,517	7	2,505	7
Industrial	1,773	5	1,857	5	1,944	6	1,863	5	1,806	5
Technology and communications	3,422	10	3,599	10	3,713	10	3,564	10	3,481	10
Transportation	1,371	4	1,428	4	1,459	4	1,439	4	1,385	4
Other	933	3	973	3	1,022	3	1,048	3	1,072	3

Subtotal	31,986	95	33,314	96	34,111	95	33,287	95	32,712	95

Non-Investment Grade:
Finance and insurance	176	1	154	—	164	1	153	1	159	1
Utilities	72	—	46	—	47	—	47	—	48	—
Energy	218	1	228	1	407	1	409	1	399	1
Consumer - non-cyclical	135	—	139	—	150	—	151	—	140	—
Consumer - cyclical	262	1	273	1	291	1	299	1	302	1
Capital goods	157	1	172	1	178	1	167	1	158	1
Industrial	145	—	149	—	155	—	152	—	146	—
Technology and communications	212	1	226	1	247	1	277	1	266	1
Transportation	29	—	35	—	37	—	36	—	35	—
Other	118	—	145	—	144	—	151	—	144	—

Subtotal	1,524	5	1,567	4	1,820	5	1,842	5	1,797	5

Total	$33,510	100%	$34,881	100%	$35,931	100%	$35,129	100%	$34,509	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,426	3%	$1,375	3%	$1,328	3%	$1,234	3%	$1,128	2%
Due after one year through five years	8,115	18	8,000	17	8,245	17	7,931	17	7,856	17
Due after five years through ten years	11,368	26	11,662	25	11,746	25	11,915	26	11,751	25
Due after ten years	18,460	43	20,201	44	21,086	44	20,434	43	20,235	45

Subtotal	39,369	90	41,238	89	42,405	89	41,514	89	40,970	89
Mortgage and asset-backed securities	4,599	10	4,832	11	4,976	11	5,069	11	5,245	11

Total fixed maturity securities	$43,968	100%	$46,070	100%	$47,381	100%	$46,583	100%	$46,215	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$559	$567	$561	$1,687	$562	$576	$578	$580	$2,296
Fixed maturity securities - non-taxable	1	1	1	3	1	2	1	1	5
Equity securities	1	3	2	6	3	3	2	2	10
Commercial mortgage loans	76	75	76	227	81	81	78	81	321
Policy loans	58	54	55	167	55	55	51	50	211
Limited partnerships	31	17	28	76	22	38	32	7	99
Other invested assets	69	70	68	207	71	67	66	63	267
Cash, cash equivalents, restricted cash and short-term investments	28	22	18	68	12	7	1	—	20

Gross investment income before expenses and fees	823	809	809	2,441	807	829	809	784	3,229
Expenses and fees	(22)	(24)	(22)	(68)	(20)	(21)	(22)	(20)	(83)

Net investment income	$801	$785	$787	$2,373	$787	$808	$787	$764	$3,146

Annualized Yields
Fixed maturity securities - taxable	4.5%	4.5%	4.4%	4.5%	4.4%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities - non-taxable	5.6%	4.9%	4.6%	5.1%	4.0%	7.1%	3.6%	3.6%	4.7%
Equity securities	1.1%	3.2%	2.3%	2.2%	4.0%	4.6%	3.4%	3.7%	4.0%
Commercial mortgage loans	4.5%	4.4%	4.4%	4.4%	4.6%	4.6%	4.5%	4.7%	4.6%
Policy loans	10.3%	9.8%	10.3%	10.1%	10.3%	10.2%	9.7%	9.8%	10.0%
Limited partnerships(1)	4.7%	2.7%	4.7%	4.0%	3.9%	7.0%	6.2%	1.4%	4.7%
Other invested assets(2)	48.3%	50.7%	51.6%	50.3%	56.6%	57.0%	62.6%	64.8%	59.9%
Cash, cash equivalents, restricted cash and short-term investments	5.3%	4.5%	4.0%	4.7%	2.9%	1.7%	0.3%	—%	1.2%

Gross investment income before expenses and fees	5.1%	5.0%	5.0%	5.0%	5.0%	5.1%	4.9%	4.8%	5.0%
Expenses and fees	(0.1)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%

Net investment income	5.0%	4.9%	4.9%	4.9%	4.8%	5.0%	4.8%	4.7%	4.8%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Net Investment Gains (Losses)—Detail

(amounts in millions)

	2023				2022
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(5)	$(39)	$(8)	$(52)	$(25)	$(23)	$(2)	$(12)	$(62)
U.S. government, agencies and government-sponsored enterprises	2	1	1	4	—	9	—	6	15
Foreign corporate	(3)	1	(3)	(5)	(6)	(7)	(1)	(2)	(16)
Foreign government	—	—	(1)	(1)	—	—	—	—	—
Mortgage-backed securities	(5)	(2)	(5)	(12)	(4)	(5)	(1)	—	(10)
Asset-backed securities	—	9	—	9	—	(1)	—	—	(1)

Total net realized gains (losses) on available-for-sale securities	(11)	(30)	(16)	(57)	(35)	(27)	(4)	(8)	(74)
Net realized gains (losses) on equity securities sold	—	(1)	—	(1)	—	—	—	—	—
Net realized gains (losses) on limited partnerships	—	—	—	—	—	—	—	—	—

Total net realized investment gains (losses)	(11)	(31)	(16)	(58)	(35)	(27)	(4)	(8)	(74)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	(2)	11	(15)	(6)	—	—	—	—	—
Write-down of available-for-sale fixed maturity securities	—	(1)	—	(1)	—	—	—	(2)	(2)
Net unrealized gains (losses) on equity securities still held	(12)	21	11	20	11	(14)	(26)	(6)	(35)
Net unrealized gains (losses) on limited partnerships	14	40	—	54	36	(24)	24	35	71
Commercial mortgage loans	(1)	—	(2)	(3)	1	—	2	1	4
Derivative instruments	(28)	(1)	12	(17)	(12)	7	18	19	32
Other	(3)	—	(1)	(4)	(6)	—	5	3	2

Net investment gains (losses), gross	(43)	39	(11)	(15)	(5)	(58)	19	42	(2)
Adjustment for net investment (gains) losses attributable to noncontrolling interests	—	2	—	2	—	—	—	—	—

Net investment gains (losses), net	$(43)	$41	$(11)	$(13)	$(5)	$(58)	$19	$42	$(2)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Reconciliation of Operating ROE

(amounts in millions)

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(1)	$29	$137	$122	$381	$136
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,299	$10,307	$10,269	$10,069	$9,831
Annualized U.S. GAAP Quarterly Basis ROE(1)/(2)	1.1%	5.3%	4.8%	15.1%	5.5%

Operating ROE
Adjusted operating income for the period ended(1)	$42	$85	$144	$338	$158
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,299	$10,307	$10,269	$10,069	$9,831
Annualized Operating Quarterly Basis ROE(1)/(2)	1.6%	3.3%	5.6%	13.4%	6.4%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2023				2022
	GAAP Basis Expense Ratio	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$228	$226	$240	$694	$225	$245	$579	$236	$1,285
(B)	Premiums	$915	$902	$915	$2,732	$918	$929	$916	$917	$3,680
(A) / (B)	GAAP Basis Expense Ratio	25%	25%	26%	25%	25%	26%	63%	26%	35%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$228	$226	$240	$694	$225	$245	$579	$236	$1,285
	Less: Reinsurance recapture payment(1)	—	—	—	—	—	—	365	—	365
	Less: Legal settlement expenses(2)	—	1	13	14	—	20	—	—	20

(C)	Adjusted acquisition and operating expenses, net of deferrals	$228	$225	$227	$680	$225	$225	$214	$236	$900

	Premiums	$915	$902	$915	$2,732	$918	$929	$916	$917	$3,680
	Add: Policy fees and other income	158	166	163	487	167	169	165	170	671

(D)	Adjusted revenues	$1,073	$1,068	$1,078	$3,219	$1,085	$1,098	$1,081	$1,087	$4,351

(C) / (D)	Adjusted expense ratio(3)	21%	21%	21%	21%	21%	20%	20%	22%	21%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement expenses incurred in the company’s long-term care insurance business divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)	In the second quarter of 2022, the company paid $365 million to a third party in connection with the recapture of certain single premium immediate annuity contracts.
(2)

Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company’s long-term care insurance business. These amounts are accrued in the period the court settlement occurs.

(3)

In the first quarter of 2022, the company recorded a legal settlement accrual of $25 million in its life insurance business, which increased the adjusted expense ratio by three percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

Reconciliation of Reported Yield to Core Yield

		2023				2022
	(Assets - amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$58.7	$61.0	$61.6	$58.7	$60.7	$60.1	$63.2	$68.2	$60.7
	Subtract:
	Unrealized gains (losses)	(5.8)	(3.7)	(3.0)	(5.8)	(4.2)	(4.9)	(1.9)	3.0	(4.2)

	Adjusted end of period invested assets and cash	$64.5	$64.7	$64.6	$64.5	$64.9	$65.0	$65.1	$65.2	$64.9

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$64.6	$64.6	$64.8	$64.7	$65.0	$65.0	$65.2	$65.4	$65.2

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$801	$785	$787	$2,373	$787	$808	$787	$764	$3,146
	Subtract:
	Bond calls and commercial mortgage loan prepayments	1	—	2	3	6	6	7	10	29
	Other non-core items(1)	1	3	1	5	(1)	—	—	—	(1)

(C)	Core Net Investment Income	$799	$782	$784	$2,365	$782	$802	$780	$754	$3,118

(B) / (A)	Reported Yield	4.96%	4.86%	4.86%	4.89%	4.84%	4.97%	4.83%	4.67%	4.83%
(C) / (A)	Core Yield	4.95%	4.84%	4.84%	4.87%	4.81%	4.93%	4.79%	4.61%	4.79%

Note: Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.